As filed with the U.S. Securities and Exchange Commission on October 6, 2023.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23824

Stone Ridge Trust VIII

(Exact name of registrant as specified in charter)

One Vanderbilt Avenue, 65th Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Stone Ridge Asset Management LLC

One Vanderbilt Avenue, 65th Floor

New York, New York 10017

(Name and address of agent for service)

(855) 609-3680

Registrant’s telephone number, including area code

Date of fiscal year end: July 31, 2023

Date of reporting period: July 31, 2023

Item 1. Reports to Stockholders.

(a)

Annual Report

July 31, 2023

Stone Ridge Art Risk Premium Fund

ALLOCATION OF PORTFOLIO HOLDINGS AT JULY 31, 2023 (Unaudited)

STONE RIDGE ART RISK PREMIUM FUND PORTFOLIO ALLOCATION BY ASSET TYPE

Class A Equity Shares	$75,648,849	98.0%

Short-Term Investments	5,878,054	7.6%

Liabilities in Excess of Other Assets(1)	(4,329,191)	(5.6)%
Net Assets	$77,197,712

(1)	Cash, cash equivalents and liabilities in excess of other assets.

Stone Ridge Funds	Annual Report	July 31, 2023

STONE RIDGE ART RISK PREMIUM FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $15,000,000 made on March 28, 2023 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Intercontinental Exchange (ICE) Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

TOTAL RETURNS (FOR PERIOD ENDED JULY 31, 2023)
Since Inception (3/28/23)

Stone Ridge Art Risk Premium Fund	1.10%

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.57%

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Stone Ridge Art Risk Premium Fund (“AARTX” or “the Fund”) is designed to seek capital appreciation through investing, primarily in paintings, sculptures or other artistic objects from the Post-War and Contemporary collecting periods (defined as the period from 1945 to the present), as well as other

Stone Ridge Funds	Annual Report	July 31, 2023

STONE RIDGE ART RISK PREMIUM FUND

collecting periods, created by artists that have an established track record of public auction sales (typically at least three years of public auction results). The Fund invests in artwork by purchasing directly or indirectly through special purpose companies, primarily through Masterworks, LLC or an affiliate (“Masterworks”) that own the artwork. Since inception on March 28, 2023, the Fund’s total return was 1.10%. The Fund’s performance was largely flat given the recent launch and a relatively quiet period in the art auction markets for AARTX artists. The Fund is exposed to a variety of established artists that trade regularly and are valued by auction sales. The Fund has a highly diversified portfolio of artwork and continues to transact across an established and growing global network of industry participants.

Risk Disclosures

The Fund is generally sold only to (i) institutional investors, including registered investment advisers (“RIAs”), that meet certain qualifications and have completed an educational program provided by Stone Ridge Asset Management LLC (the “Adviser”); (ii) clients of such institutional investors; and (iii) certain other eligible investors. Investors and RIAs allocating to clients’ accounts should carefully consider the Fund’s risks and investment objectives, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. Investing in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors and RIAs allocating to clients’ accounts should (i) consider the suitability of this investment with respect to such investor’s or client’s investment objectives and individual situation and (ii) consider factors such as such investor’s or client’s net worth, income, age, and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of their investment. Before investing in the Fund, investors and RIAs allocating to clients’ accounts should read the discussion of risks of investing in the prospectus.

Stone Ridge Funds	Annual Report	July 31, 2023

Consolidated Schedule of Investments	as of July 31, 2023

STONE RIDGE ART RISK PREMIUM FUND

	SHARES	VALUE
CLASS A EQUITY SHARES
Art (a)(b)(c) - 98.0%
Masterworks 038, LxLxCx-xKxuxsxaxmxa, xxxxxYxaxyxoxi; Yxexlxlxoxw xxxxxPxuxmxpxkxixn, 1993 (Cost: $140,617, Acquisition Date: 03/28/23)	7,769	$204,746
Masterworks 040, LxLxCx-xGxhxexnxixe, xxxxxAxdxrxixaxn; Lxixdxlxexsxs xxxxxExyxe, 2016 (Cost: $94,176, Acquisition Date: 03/28/23)	4,153	93,781
Masterworks 041, LxLxCx-xRx ixcxhxtxexr, xxxxxGxexrxhxaxrxd; Zxixexgxe, 1984 (Cost: $437,337, Acquisition Date: 03/28/23)	22,709	458,261
Masterworks 042, LxLxCx-xBxaxsxqxuxixaxt, xxxxxJxexaxnx-x Mxixcxhxexl; Dxaxrxk xxxxxMxixlxk, 1986 (Cost: $362,749, Acquisition Date: 03/28/23)	19,173	445,615
Masterworks 043, LxLxCx-xHx axrxixnxg, xxxxxKxexixtxh; Uxnxtxixtxlxexd, 1983 (Cost: $575,705, Acquisition Date: 03/28/23)	31,752	572,774
Masterworks 044, LxLxCx-xBxaxsxqxuxixaxt, xxxxxJxexaxnx- xMxixcxhxexl; Mxixsxsxixsxsxixpxpxi, 1982 (Cost: $632,411, Acquisition Date: 03/28/23)	33,233	629,190
Masterworks 046, LxLxCx-xHx exrxrxexrxa, xxxxxCxaxrxmxexn; Gxrxexexn xxxxxaxnxd xxxxxOxrxaxnxgxe, 1958 (Cost: $746,610, Acquisition Date: 03/28/23)	30,512	743,431
Masterworks 047, LxLxCx-xCx oxnxdxo, xxxxxGxexoxrxgxe; Lxixsxtxexnxixnxg xxxxxtxo xxxxxVxoxixcxexs, 2010 (Cost: $169,134, Acquisition Date: 03/28/23)	8,308	168,442
Masterworks 048, LxLxCx-xFxoxrxg, xxxxxGxuxnxtxhxexr; Uxnxtxixtxlxexd, 2007 (Cost: $50,527, Acquisition Date: 03/28/23)	1,939	50,310
Masterworks 049, LxLxCx-xTxexhx-xCxhxuxn, xxxxxCxhxu; Pxrxixnxtxexmxpxs xxxxxHxixvxexrxnxaxl,xxxxx 1x9x8x6x-x1x9x8x7 (Cost: $1,218,133, Acquisition Date: 03/28/23)	66,573	1,211,928
Masterworks 050, LxLxCx-xSxhxixrxaxgxa, xxxxxKxaxzxuxo; Kxoxsxhxa, 1992 (Cost: $609,429, Acquisition Date: 03/28/23)	32,961	665,410
Masterworks 051, LxLxCx-xGx ixlxlxixaxm, xxxxxSxaxm; Rxexaxcxhxixnxg, 1972 (Cost: $243,624, Acquisition Date: 03/28/23)	20,454	218,146
Masterworks 053, LxLxCx-xWx oxoxl,xxxxx Cxhxrxixsxtxoxpxhxexr; Uxnxtxixtxlxexd, 1997 (Cost: $439,150, Acquisition Date: 03/28/23)	25,277	436,913
Masterworks 054, LxLxCx-xMx ixtxcxhxexlxl, xxxxxJxoxaxn; 12 Hxaxwxkxs xxxxxaxt xxxxx3 xxxxxOx’xCxlxoxcxk, 1962 (Cost: $2,093,970, Acquisition Date: 03/28/23)	100,000	2,065,520
Masterworks 055, LxLxCx-xMx axrxtxixn, xxxxxAxgxnxexs; Uxnxtxixtxlxexd xxxxx#x1x2, 1988 (Cost: $1,405,369, Acquisition Date: 03/28/23)	58,251	1,399,399
Masterworks 056, LxLxCx-xKxuxsxaxmxa, xxxxxYxaxyxoxi; Uxnxtxixtxlxexd, 1967 (Cost: $1,098,247, Acquisition Date: 03/28/23)	65,886	1,153,361
Masterworks 057, LxLxCx-xGx ixlxlxixaxm, Sxaxm; Txhxrxoxuxgxh, 1970 (Cost: $364,983, Acquisition Date: 03/28/23)	18,030	363,492
Masterworks 058, LxLxCx-xBxaxsxqxuxixaxt, xxxxxJxexaxnx- xMxixcxhxexl; Axlxl xxxxxCxoxlxoxrxexd xxxxxCxaxsxt xxxxxIxI, 1982 (Cost: $2,001,894, Acquisition Date: 03/28/23)	92,500	1,993,588
Masterworks 059, LxLxCx-xHx axrxixnxg, xxxxxKxexixtxh; Uxnxtxixtxlxexd, 1984 (Cost: $677,421, Acquisition Date: 03/28/23)	42,995	673,972

	SHARES	VALUE
Art (a)(b)(c) - 98.0% (continued)
Masterworks 060, LxLxCx-xTxexhx-xCxhxuxn, xxxxxCxhxu; Axtxmxoxsxpxhxexrxe xxxxxHxixvxexrxnxaxlxe, 1989 (Cost: $244,050, Acquisition Date: 03/28/23)	15,256	$242,807
Masterworks 062, LxLxCx-xRx ixcxhxtxexr, xxxxxGxexrxhxaxrxd; Axbxsxtxrxaxkxtxexs xxxxxBxixlxd xxxxx9x0x8x-x 8, 2009 (Cost: $690,102, Acquisition Date: 03/28/23)	30,512	726,186
Masterworks 063, LxLxCx-xKxuxsxaxmxa, xxxxxYxaxyxoxi; Ixnxfxixnxixtxyx-xNxextxs xxxxx(xPxlxaxaxox), 2010 (Cost: $513,217, Acquisition Date: 03/28/23)	29,125	719,498
Masterworks 064, LxLxCx-xHx axrxixnxg, xxxxxKxexixtxh; Uxnxtxixtxlxexd, 1985 (Cost: $1,520,910, Acquisition Date: 03/28/23)	85,303	1,513,164
Masterworks 066, LxLxCx-xGxhxexnxixe, xxxxxAxdxrxixaxn; Axnxtxexlxoxpxe xxxxxAxtxtxaxcxkxexd xxxxxNxexaxr xxxxxGxaxs xxxxxPxixpxe, 2018 (Cost: $673,318, Acquisition Date: 03/28/23)	31,212	690,013
Masterworks 068, LxLxCx-xWxoxux-xKxi, xxxxxZxaxo; 2x2x.x0x1x.x6x8, 1968 (Cost: $882,600, Acquisition Date: 03/28/23)	50,317	878,107
Masterworks 071, LxLxCx-xWx axrxhxoxl, xxxxxAxnxdxy; Dxoxlxlxaxr xxxxxSxixgxn, 1981 (Cost: $207,857, Acquisition Date: 03/28/23)	10,408	206,799
Masterworks 072, LxLxCx-xBx rxaxdxfxoxrxd, xxxxxMxaxrxk; Uxnxtxixtxlxexd xxxxxPxixnxk xxxxx(xSxfxmxoxmxa xxxxxBxexnxexfxixtx), 2016 (Cost: $731,142, Acquisition Date: 03/28/23)	36,060	728,152
Masterworks 073, LxLxCx-xKxuxsxaxmxa, xxxxxYxaxyxoxi; Pxaxcxixfxixcx-xOxcxexaxn, 2015 (Cost: $551,940, Acquisition Date: 03/28/23)	32,599	610,142
Masterworks 074, LxLxCx-xBxaxsxqxuxixaxt, xxxxxJxexaxnx- xMxixcxhxexl; Rxexd xxxxxRxaxbxbxixt, 1982 (Cost: $1,200,489, Acquisition Date: 03/28/23)	53,187	1,195,458
Masterworks 075, LxLxCx-xRx ixcxhxtxexr, xxxxxGxexrxhxaxrxd; Axbxsxtxrxaxkxtxexs xxxxxBxixlxd xxxxx9x4x0x-x 7, 2015 (Cost: $785,686, Acquisition Date: 06/09/23)	39,201	784,357
Masterworks 076, LxLxCx-xSxoxuxlxaxgxexs,xxxxx Pxixexrxrxe; Pxexixnxtxuxrxe xxxxx8x1 xxxxxx xxxxx8x1 xxxxxcxm, 17 Février 2016 (Cost: $242,917, Acquisition Date: 03/28/23)	11,795	239,972
Masterworks 079, LxLxCx-xKxuxsxaxmxa, xxxxxYxaxyxoxi; Sxexa xxxxxixn xxxxxtxhxe xxxxxExvxexnxixnxg xxxxxGxlxoxw, 1995 (Cost: $465,218, Acquisition Date: 03/28/23)	27,051	462,848
Masterworks 080, LxLxCx-xGx ixlxlxixaxm, xxxxxSxaxm; Axtxmxoxsxpxhxexrxe, 1972 (Cost: $145,237, Acquisition Date: 06/09/23)	6,855	144,987
Masterworks 083, LxLxCx-xKxuxsxaxmxa, xxxxxYxaxyxoxi; Pxuxmxpxkxixn, 1991 (Cost: $754,102, Acquisition Date: 03/28/23)	36,435	770,527
Masterworks 084, LxLxCx-xFxoxrxg, xxxxxGxuxnxtxhxexr; Oxhxnxe xxxxxTxixtxexl, 2008 (Cost: $232,897, Acquisition Date: 03/28/23)	12,032	231,711
Masterworks 088, LxLxCx-xRx ixcxhxtxxexr, xxxxxGxexrxhxaxrxd; Axbxsxtxrxaxkxtxexs xxxxxBxixlxd 5x7x6x-x2 x, 1985 (Cost: $683,510, Acquisition Date: 06/09/23)	40,312	682,063
Masterworks 089, LxLxCx-xFx rxaxnxkxexnxtxhxaxlxexr,xxxxx Hxexlxexn; Mxixnxexrxaxl xxxxxKxixnxgxdxoxm, 1976 (Cost: $172,725, Acquisition Date: 06/09/23)	7,132	172,420

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	July 31, 2023

Consolidated Schedule of Investments	as of July 31, 2023

STONE RIDGE ART RISK PREMIUM FUND

	SHARES	VALUE
Art (a)(b)(c) - 98.0% (continued)
Masterworks 090, LxLxCx-xWx oxoxl,xxxxx Cxhxrxixsxtxoxpxhxexr; Uxnxtxixtxlxexd, 1995 (Cost: $1,234,403, Acquisition Date: 06/09/23)	60,675	$1,232,303
Masterworks 091, LxLxCx-xWx oxoxl,xxxxx Cxhxrxixsxtxoxpxhxexr; Uxnxtxixtxlxexd, 1990 (Cost: $735,178, Acquisition Date: 06/09/23)	34,671	733,912
Masterworks 092, LxLxCx-xBx axnxkxsxy; Sxuxnxfxlxoxwxexrxs xxxxxfxrxoxm xxxxxPxextxrxoxl xxxxxSxtxaxtxixoxn, 2005 (Cost: $1,050,648, Acquisition Date: 06/09/23)	53,930	1,048,421
Masterworks 093, LxLxCx-xRxuxsxcxhxa, xxxxxExdxwxaxrxd; Rxixpxe, 1967 (Cost: $3,623,072, Acquisition Date: 03/28/23)	184,091	3,608,957
Masterworks 095, LxLxCx-xSxhxixrxaxgxa, xxxxxKxaxzxuxo; Cxhxixkxexnx-xsx exi xxxxxKxexnxdxoxsxhxixn, 1961 (Cost: $535,685, Acquisition Date: 06/09/23)	28,793	534,548
Masterworks 096, LxLxCx-xRxuxsxcxhxa, xxxxxExdxwxaxrxd; Vxaxrxixextxixexs xxxxxoxf xxxxxIxnxtxexrxnxaxl xxxxxTxoxrxmxexnxt, 1998 (Cost: $608,673, Acquisition Date: 06/09/23)	31,226	607,383
Masterworks 097, LxLxCx-xKxuxsxaxmxa, xxxxxYxaxyxoxi; Rxexd xxxxxGxoxd, 2015 (Cost: $377,567, Acquisition Date: 06/09/23)	15,559	376,898
Masterworks 098, LxLxCx-xKxuxsxaxmxa, xxxxxYxaxyxoxi; Ixnxfxixnxixtxyx-xNxextxs xxxxx(xBxCxOx), 2013 (Cost: $368,614, Acquisition Date: 06/09/23)	15,747	367,966
Masterworks 099, LxLxCx-xCx oxnxdxo, xxxxxGxexoxrxgxe; Mxaxrxy xxxxxMxaxgxdxaxlxexnxe, 2009 (Cost: $53,196, Acquisition Date: 06/09/23)	2,149	53,102
Masterworks 101, LxLxCx-xRx oxtxhxkxo, xxxxxMxaxrxk; Uxnxtxixtxlxexd, 1968 (Cost: $1,290,775, Acquisition Date: 06/09/23)	68,359	1,288,041
Masterworks 103, LxLxCx-xWx oxoxd, xxxxxJxoxnxaxs; Cxoxlxlxaxbxoxrxaxtxixoxn xxxxxAxpxpxrxoxpxrxixaxtxixoxn xxxxx6, 2015 (Cost: $165,823, Acquisition Date: 06/09/23)	7,780	165,537
Masterworks 104, LxLxCx-xKxuxsxaxmxa, xxxxxYxaxyxoxi; Pxuxmxpxkxixn, 1999 (Cost: $75,114, Acquisition Date: 06/09/23)	4,234	74,955
Masterworks 105, LxLxCx-xRx ixlxexy, xxxxxBxrxixdxgxext; Sxhxaxdxoxwxexd xxxxxPxlxaxcxe, 1985 (Cost: $362,980, Acquisition Date: 06/09/23)	25,947	362,212
Masterworks 106, LxLxCx-xMx ixtxcxhxexlxl, xxxxxJxoxaxn; Uxnxtxixtxlxexd xxxxx(xBxuxixsxsxoxnxnxixexrxex), 1962 (Cost: $763,793, Acquisition Date: 06/09/23)	33,288	762,455
Masterworks 107, LxLxCx-xSxoxuxlxaxgxexs, xxxxxPxixexrxrxe; Pxexixnxtxuxrxe xxxxx1x4x3 xxxxxX xxxxx2x0x2 xxxxxCxmx, xxxxx3 xxxxxJxaxnxvxixexrxxxxx 2x0x1x9, 2019 (Cost: $134,969, Acquisition Date: 06/09/23)	6,575	134,738
Masterworks 108, LxLxCx-xRx ixlxexy, xxxxxBxrxixdxgxext; Axrxcxaxnxe, 1972 (Cost: $718,620, Acquisition Date: 05/26/23)	35,931	716,766
Masterworks 109, LxLxCx-xNx axrxa, xxxxxYxoxsxhxixtxoxmxo; Nxo xxxxxHxoxpxexlxexsxs, 2007 (Cost: $1,261,199, Acquisition Date: 06/09/23)	63,991	1,258,524
Masterworks 110, LxLxCx-xHx axrxixnxg, xxxxxKxexixtxh; Uxnxtxixtxlxexd, 1982 (Cost: $472,042, Acquisition Date: 06/09/23)	26,571	471,040
Masterworks 111, LxLxCx-xOxexhxlxexn, xxxxxAxlxbxexrxt; 1x0x1xxxxx Kxoxpxfxe, 2005 (Cost: $430,233, Acquisition Date: 06/09/23)	26,658	429,324

	SHARES	VALUE
Art (a)(b)(c) - 98.0% (continued)
Masterworks 112, LxLxCx-xSxoxuxlxaxgxexs, xxxxxPxixexrxrxe; Pxexixnxtxuxrxe xxxxx9x2 xxxxxX xxxxx6x5 xxxxxCxmx, xxxxx1x3 xxxxxMxaxrxsxxxxx 2x0x1x5, 2015 (Cost: $50,937, Acquisition Date: 06/09/23)	2,065	$50,846
Masterworks 113, LxLxCx-xOxexhxlxexn,xxxxx Axlxbxexrxt; Uxnxtxixtxlxexd, 2001 (Cost: $145,469, Acquisition Date: 06/09/23)	6,807	145,219
Masterworks 114, LxLxCx-xWx axrxhxoxl, xxxxxAxnxdxy; Fxlxoxwxexrxs, 1964 (Cost: $159,750, Acquisition Date: 06/09/23)	8,118	159,412
Masterworks 115, LxLxCx-xKxuxsxaxmxa, xxxxxYxaxyxoxi; Ixnxfxixnxixtxyx-xNxextxs xxxxx(xJxAxAxTxOx), 2009 (Cost: $189,472, Acquisition Date: 06/09/23)	9,039	189,147
Masterworks 116, LxLxCx-xBx rxaxdxfxoxrxd, xxxxxMxaxrxk; Pxrxoxmxixsxe xxxxxLxaxnxd, 2012 (Cost: $1,191,769, Acquisition Date: 06/09/23)	58,962	1,189,747
Masterworks 117, LxLxCx-xBxaxsxqxuxixaxt, xxxxxJxexaxnx- xMxixcxhxexl; Uxnxtxixtxlxexd, 1984 (Cost: $609,702, Acquisition Date: 06/09/23)	30,648	608,409
Masterworks 118, LxLxCx-xLxixgxoxn, xxxxxGxlxexnxn; Sxtxrxaxnxgxexr xxxxx#x5x5, 2011 (Cost: $325,350, Acquisition Date: 06/09/23)	18,848	324,661
Masterworks 119, LxLxCx-xBx rxoxwxn, xxxxxCxexcxixlxy; Fxaxexrxixexfxexlxlxexr, 2019 (Cost: $836,783, Acquisition Date: 06/09/23)	37,407	835,324
Masterworks 120, LxLxCx-xBx axnxkxsxy; Rxaxt xxxxx&xxxxx Hxexaxrxt, 2014 (Cost: $23,421, Acquisition Date: 06/09/23)	1,362	23,371
Masterworks 121, LxLxCx-xBx rxaxdxfxoxrxd, xxxxxMxaxrxk; Mxyxxxxx Wxhxoxlxe xxxxxFxaxmxixlxy xxxxxixs xxxxxfxrxoxm xxxxxPxhxixlxlxy, 2014 (Cost: $1,927,648, Acquisition Date: 03/28/23)	96,735	1,917,829
Masterworks 122, LxLxCx-xBx axnxkxsxy; Axgxexnxcxyxxxxx Jxoxb xxxxx(xGxlxexaxnxexrxsx), 2009 (Cost: $276,007, Acquisition Date: 06/09/23)	16,718	275,424
Masterworks 123, LxLxCx-xOxexhxlxexn, xxxxxAxlxbxexrxt; Glatt (xSxmxoxoxtxhx), 2006 (Cost: $94,595, Acquisition Date: 06/09/23)	5,298	94,394
Masterworks 124, LxLxCx-xRx ixlxexy, xxxxxBxrxixdxgxext; Bxlxuxexxxxx Qxuxixvxexr, 1983 (Cost: $742,474, Acquisition Date: 03/28/23)	41,460	738,693
Masterworks 125, LxLxCx-xCx oxnxdxo, xxxxxGxexoxrxgxe; Txrxaxnxsxpxaxrxexnxt xxxxxFxixgxuxrxexs, 2016 (Cost: $870,557, Acquisition Date: 06/09/23)	35,072	869,007
Masterworks 126, LxLxCx-xKxaxwxs; Cxhxuxmxxxxx (xKxCxOx9x), 2016 (Cost: $59,301, Acquisition Date: 06/09/23)	2,964	59,180
Masterworks 127, LxLxCx-xGxhxexnxixe, xxxxxAxdxrxixaxn; Axnxtxexlxoxpxe xxxxxAxtxtxaxcxkxexd xxxxxNxexaxr xxxxxGxaxsxxxxx Pxixpxe xxxxx2, 2019 (Cost: $545,341, Acquisition Date: 06/09/23)	26,391	544,409
Masterworks 128, LxLxCx-xKxuxsxaxmxa, xxxxxYxaxyxoxi; Ixnxfxixnxixtxyx-xNxextxs xxxxx(xKxHxNx), 2011 (Cost: $176,823, Acquisition Date: 06/09/23)	8,900	176,448
Masterworks 129, LxLxCx-xSxhxixrxaxgxa, xxxxxKxaxzxuxo; Cxhxixsxuxixsxexi xxxxxTxsxuxhxixexn, 1961 (Cost: $551,913, Acquisition Date: 06/09/23)	24,385	550,950
Masterworks 130, LxLxCx-xGxhxexnxixe, xxxxxAxdxrxixaxn; Txhxexxxxx Txrxixp, 2016 (Cost: $1,237,693, Acquisition Date: 03/28/23)	62,190	986,097

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	July 31, 2023

Consolidated Schedule of Investments	as of July 31, 2023

STONE RIDGE ART RISK PREMIUM FUND

	SHARES	VALUE
Art (a)(b)(c) - 98.0% (continued)
Masterworks 131, LxLxCx-xFx oxnxtxaxnxa,xxxxx Lxuxcxixo; Cxoxnxcxextxtxo xxxxxSxpxaxzxixaxlxex, xxxxxAxtxtxexsxe, 1964-5 (Cost: $170,827, Acquisition Date: 06/09/23)	11,508	$170,466
Masterworks 132, LxLxCx-xBxoxextxtxi,xxxxx Axlxixgxhxixexrxo; Sxexnxza xxxxxTxixtxoxlxo, 1989 xxxxx(xI xxxxxVxexrxbxi xxxxxIxrxrxexgxoxlxaxrxix,xxxxx Txoxcxcxhxi xxxxxE xxxxxRxixnxtxoxcxcxhxix, xxxxxPxexr xxxxxNxuxoxvxixxxxx Dxexsxixdxexrxix) (Cost: $30,752, Acquisition Date: 06/09/23)	1,557	30,687
Masterworks 133, LxLxCx-xRx ixcxhxtxexr,xxxxx Gxexrxhxaxrxd; Axbxsxtxrxaxkxtxexs xxxxxBxixlxd xxxxx6x6x5x-x 4, 1988 (Cost: $264,379, Acquisition Date: 06/09/23)	11,186	263,914
Masterworks 136, LxLxCx-xPx rxixnxcxe,xxxxx Rxixcxhxaxrxd; Axrxe xxxxxYxoxu xxxxxKxixdxdxixnxgx?, 1988 (Cost: $495,240, Acquisition Date: 03/28/23)	27,651	492,719
Masterworks 139, LxLxCx-xOxexhxlxexn,xxxxx Axlxbxexrxt; Uxnxtxixtxlxexd xxxxx(x2x2x/x8x7x), 1987 (Cost: $420,364, Acquisition Date: 03/28/23)	25,085	418,222
Masterworks 140, LxLxCx-xRx ixlxexy,xxxxx Bxrxixdxgxext; Txixnxcxt, 1972 (Cost: $784,968, Acquisition Date: 03/28/23)	39,392	740,491
Masterworks 142, LxLxCx-xUxexcxkxexr,xxxxx Gxuxnxtxhxexr; Fxexlxd xxxxx8x3x/x8x4, 1983-84 (Cost: $412,641, Acquisition Date: 03/28/23)	23,055	410,538
Masterworks 145, LxLxCx-xKxuxsxaxmxa,xxxxx Yxaxyxoxi; Rxexd xxxxxPxuxmxpxkxixn, 1996 (Cost: $153,986, Acquisition Date: 03/28/23)	7,744	168,907
Masterworks 146, LxLxCx-xRxuxsxcxhxa,xxxxx Exdxwxaxrxd; Sxexaxfxoxoxd xxxxxSxtxoxcxk, 1986 (Cost: $399,733, Acquisition Date: 03/28/23)	20,045	426,002
Masterworks 147, LxLxCx-xAx nxdxrxe,xxxxx Cxaxrxl; Mxaxgxnxexsxixuxmx-xLxexaxd xxxxxPxlxaxixn, 1969 (Cost: $469,724, Acquisition Date: 03/28/23)	23,493	374,455
Masterworks 148, LxLxCx-xGx ixlxlxixaxm,xxxxx Sxaxm; Sxoxnxgxxxxx Txrxoxpxixe, 1973 (Cost: $222,866, Acquisition Date: 03/28/23)	11,753	221,731
Masterworks 152, LxLxCx-xWx axrxhxo Dollarxxxxx Sxixgxn, 1982 (Cost: $178,763, Acquisition Date: 03/28/23)	8,990	177,853
Masterworks 153, LxLxCx-xFx rxaxnxkxexnxtxhxaxlxexr,xxxxx Hxexlxexn; Txextxhxyxs, 1981 (Cost: $330,126, Acquisition Date: 03/28/23)	16,583	320,554
Masterworks 154, LxLxCx-xKx axwxs; Cxhxuxmxxxxx (xKxCxBx1x), 2012 (Cost: $419,730, Acquisition Date: 03/28/23)	21,078	454,300
Masterworks 156, LxLxCx-xHx axrxixnxg,xxxxx Kxexixtxh; Uxnxtxixtxlxexd xxxxxNxox. xxxxx1x0, 1988 (Cost: $682,250, Acquisition Date: 03/28/23)	45,604	678,775
Masterworks 157, LxLxCx-xCx oxnxdxo,xxxxx Gxexoxrxgxe; Rxoxdxrxixgxo xxxxxaxnxd xxxxxHxixs xxxxxMxixsxtxrxexsxs, 2008 (Cost: $275,755, Acquisition Date: 03/28/23)	13,820	302,441
Masterworks 158, LxLxCx-xMxexhxrxextxu,xxxxx Jxuxlxixe; Uxnxtxixtxlxexd, 2012 (Cost: $173,212, Acquisition Date: 03/28/23)	8,703	202,458
Masterworks 159, LxLxCx-xKxuxsxaxmxa,xxxxx Yxaxyxoxi; Pxuxmxpxkxixn xxxxx(xOx.xKxex), 2004 (Cost: $408,857, Acquisition Date: 03/28/23)	22,261	431,427
Masterworks 160, LxLxCx-xSxoxuxlxaxgxexs,xxxxx Pxixexrxrxe; Pxexixnxtxxuxrxe xxxxx9x2 xxxxxX xxxxx7x3 xxxxxCxm, 25 Octobre 1987, 1987 (Cost: $297,718, Acquisition Date: 03/28/23)	15,899	296,202

	SHARES	VALUE
Art (a)(b)(c) - 98.0% (continued)
Masterworks 162, LxLxCx-xJx oxhxnxsxon,xxxxx Rxaxsxhxixd; Uxnxtxixtxlxexd xxxxx(xExsxcxaxpxe xxxxxCxoxlxlxaxgxex), 2019 (Cost: $275,517, Acquisition Date: 03/28/23)	13,820	$209,906
Masterworks 163, LxLxCx-xKx axtxz,xxxxx Axlxexx; Kxyxm, 2004 (Cost: $169,190, Acquisition Date: 03/28/23)	7,607	168,483
Masterworks 164, LxLxCx-xKxuxsxaxmxa,xxxxx Yxaxyxoxi; Ixnxfxixnxixtxyx-xNxextxs xxxxx(xDxkxkxnx), 2010 (Cost: $689,025, Acquisition Date: 03/28/23)	34,549	711,312
Masterworks 165, LxLxCx-xJx uxdxd,xxxxx Dxoxnxaxlxd; Uxnxtxixtxlxexd, 1988 (Cost: $292,420, Acquisition Date: 03/28/23)	12,440	291,184
Masterworks 166, LxLxCx-xKxaxws; Kurfsxxxxx (xLxaxuxgxhxixnxgx), 2008 (Cost: $516,838, Acquisition Date: 03/28/23)	26,255	514,207
Masterworks 167, LxLxCx-xRx ixlxexy,xxxxx Bxrxixdxgxext; Dxexlxoxs, 1983 (Cost: $743,920, Acquisition Date: 05/26/23)	37,196	742,001
Masterworks 168, LxLxCx-xOx wxexnxs,xxxxx Lxaxuxrxa; Uxnxtxixtxlxexd, 2016 (Cost: $190,767, Acquisition Date: 03/28/23)	9,574	211,062
Masterworks 169, LxLxCx-xWx hxixtxnxexy,xxxxx Sxtxaxnxlxexy; Mxoxrxnxixnxg xxxxxBxixrxd, 2022 (Cost: $234,203, Acquisition Date: 03/28/23)	11,753	264,225
Masterworks 171, LxLxCx-xWx hxixtxnxexy,xxxxx Sxtxaxnxlxexy; Mxexmxoxrxy xxxxxGxaxrxdxexn, 2020 (Cost: $222,877, Acquisition Date: 03/28/23)	11,180	209,889
Masterworks 172, LxLxCx-xNx axrxa,xxxxx Yxoxsxhxixtxoxmxo; Kxaxpxuxtxt xxxxxPxuxp xxxxxKxixnxg, 1999 (Cost: $385,056, Acquisition Date: 03/28/23)	19,347	383,094
Masterworks 173, LxLxCx-xYxixaxdxoxmx-xBxoxaxkxyxe,xxxxx Lxyxnxextxtxe; Oxyxsxtxexr, 2012 (Cost: $385,530, Acquisition Date: 03/28/23)	19,347	345,555
Masterworks 174, LxLxCx-Cxhxaxnxexlxxxxx Axbxnxexy,xxxxx Nxixnxa; Axnxyxtxixmxex, xxxxxAxnxyxpxlxaxcxe, 2018 (Cost: $133,313, Acquisition Date: 03/28/23)	6,026	132,757
Masterworks 176, LxLxCx-xKxaxwxs; Uxnxtxixtxlxexdxxxxx (xKxuxrxfx), 2008 (Cost: $389,680, Acquisition Date: 05/26/23)	19,484	388,675
Masterworks 177, LxLxCx-xKx axtxz,xxxxx Axlxexx; Pxixnxkxxxxx Kxixmxoxnxox, xxxxxIxsxaxaxc xxxxxMxixzxrxaxhxi xxxxxSxexrxixexs, 1994 (Cost: $355,567, Acquisition Date: 03/28/23)	19,347	397,993
Masterworks 178, LxLxCx-xxF xrxaxnxkxexnxtxhxaxlxexr,xxxxx Hxexlxexn; Bxrxixdxex’xs xxxxxDxoxoxr, 1967 (Cost: $580,420, Acquisition Date: 05/26/23)	29,021	578,923
Masterworks 179, LxLxCx-xWxoxux-xKxi,xxxxx Zxaxo; 1x7x.x0x2x.x7x1x-x 1x2x.x0x5x.x7x6, 1971 (Cost: $434,160, Acquisition Date: 03/28/23)	23,493	431,949
Masterworks 180, LxLxCx-xWx hxixtxnxexy,xxxxx Sxtxaxnxlxexy; I xxxxxSxixnxg xxxxxRxexd xxxxxaxnxd xxxxxBxlxuxe, 2020 (Cost: $223,055, Acquisition Date: 03/28/23)	11,056	172,977
Masterworks 182, LxLxCx-xKxuxsxaxmxa,xxxxx Yxaxyxoxi; Pxuxmxpxkxixn, 1996 (Cost: $151,791, Acquisition Date: 03/28/23)	7,607	188,613
Masterworks 184, LxLxCx-xWx oxoxd,xxxxx Jxoxnxaxs; Pxixnxkxxxxx Pxlxaxnxt, 2013 (Cost: $273,262, Acquisition Date: 03/28/23)	15,201	271,870

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	July 31, 2023

Consolidated Schedule of Investments	as of July 31, 2023

STONE RIDGE ART RISK PREMIUM FUND

	SHARES	VALUE
Art (a)(b)(c) - 98.0% (continued)
Masterworks 186, LxLxCx-xPx axrxtxy,xxxxx Nxixcxoxlxaxs; Lxaxnxdxsxcxaxpxe, 2017 (Cost: $663,340, Acquisition Date: 04/12/23)	33,167	$595,086
Masterworks 191, LxLxCx-xCx oxnxdxo,xxxxx Gxexoxrxgxe; Gxrxexexn xxxxxaxnxd xxxxxPxuxrxpxlxe xxxxxCxoxmxpxoxsxixtxixoxn, 2010 (Cost: $1,050,280, Acquisition Date: 05/26/23)	52,514	1,047,570
Masterworks 192, LxLxCx-xOxexhxlxexn,xxxxx Axlxbxexrxt; Axuxf xxxxx(xDxexr xxxxxSxtxrxaxsxsxex) xxxxxSxcxhxrxexixbxexn xxxxx(xWxrxixtxixnxg xxxxx(xOxn xxxxxTxhxe xxxxxSxtxrxexextx)x), 2000 (Cost: $414,580, Acquisition Date: 05/26/23)	20,729	413,510
Masterworks 193, LxLxCx-xHx exrxrxexrxa,xxxxx Cxaxrxmxexn; Nxoxcxhxe xxxxxVxexrxdxe, 2016 (Cost: $156,261, Acquisition Date: 03/28/23)	7,831	229,052
Masterworks 196, LxLxCx-xMx ixtxcxhxxexlxl,xxxxx Jxoxaxn; Uxnxtxixtxlxexdx, xxxxxCx. 1956 (Cost: $883,460, Acquisition Date: 05/26/23)	44,173	881,181
Masterworks 197, LxLxCx-xHxoxcxkxnxexy,xxxxx Dxaxvxixd; Sxuxnxfxlxoxwxexr xxxxxaxnxd xxxxxTxhxrxexe xxxxxOxrxaxnxgxexs, 1996 (Cost: $1,050,540, Acquisition Date: 05/26/23)	52,527	1,047,830
Masterworks 214, LxLxCx-xFx rxaxnxkxexnxtxhxaxlxexr,xxxxxx Hxexlxexn; Pxixlxoxt, 1978 (Cost: $442,220, Acquisition Date: 05/26/23)	22,111	441,079
Masterworks 215, LxLxCx-xBxoxextxtxi,xxxxx Axlxixgxhxixexrxo; Mxaxpxpxa, 1983 (Cost: $663,340, Acquisition Date: 05/26/23)	33,167	661,655
Masterworks 217, LxLxCx-xCx oxnxdxo,xxxxx Gxexoxrxgxe; Cxoxnxsxtxrxuxcxtxexd xxxxxFxaxcxe, 2013 (Cost: $497,500, Acquisition Date: 05/26/23)	24,875	496,216
Masterworks 218, LxLxCx-xRx ixlxexy,xxxx Bxrxixdxgxext; Gxrxexexnxsxlxexexvxexs, 1983 (Cost: $635,700, Acquisition Date: 05/26/23)	31,785	634,060
Masterworks 219, LxLxCx-xHx xaxrxixnxg,xxxxx Kxexixtxh; Uxnxtxixtxlxexd, 1984 (Cost: $1,053,020, Acquisition Date: 05/30/23)	52,651	1,052,199
Masterworks 228, LxLxCx-xNx axrxa,xxxxx Yxoxsxhxixtxoxmxo; Uxnxdxexr xxxxxtxhxe xxxxxHxaxzxy xxxxxSxkxy, 2012 (Cost: $2,515,140, Acquisition Date: 05/30/23)	125,757	2,509,569
Masterworks 230, LxLxCx-xKxaxwxs; Cxhxuxmxxxxx (xKxCxBx8x), 2012 (Cost: $428,520, Acquisition Date: 05/26/23)	21,426	427,414
Masterworks 236, LxLxCx-xCx oxnxdxo,xxxxx Gxexoxrxgxe; Exaxsxtxer xxxxxSxuxnxdxaxy, 2011 (Cost: $704,680, Acquisition Date: 05/26/23)	35,234	704,042
Masterworks 239, LxLxCx-xBx rxoxwxn,xxxxx Cxexcxixlxy; Txhxexxxxx Nxyxmxpxhxs xxxxxHxaxvxe xxxxxDxexpxaxrxtxexd, 2014 (Cost: $1,156,600, Acquisition Date: 05/26/23)	57,830	1,155,553
Masterworks 241, LxLxCx-xPx axrxtxy,xxxxx Nxixcxoxlxaxs; Txrxexexs, 2019 (Cost: $481,820, Acquisition Date: 05/26/23)	24,091	480,577
Masterworks 245, LxLxCx-xAx yxxxxx Txjxoxe,xxxxx Cxhxrxixsxtxixnxe; Lxaxyxexr xxxxxaxs xxxxxa xxxxxHxixdxixnxg xxxxxPxlxaxcxe, 2013 (Cost: $402,320, Acquisition Date: 05/26/23)	20,116	401,298

	SHARES	VALUE
Art (a)(b)(c) - 98.0% (continued)
Masterworks 261, LxLxCx-xWx oxnxg,xxxxx Mxaxtxtxhxexw; Uxnxtxixtxlxexd, 2017 (Cost: $762,940, Acquisition Date: 05/26/23)	38,147	$761,002

TOTAL CLASS A EQUITY SHARES (Cost $75,537,735)		75,648,849

SHORT-TERM INVESTMENTS - 7.6%
Money Market Funds - 7.6%
First American Government Obligations Fund - Class Z - 5.14% (d)	2,939,027	2,939,027
Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class - 5.16% (d)	2,939,027	2,939,027

TOTAL SHORT-TERM INVESTMENTS (Cost $5,878,054)		5,878,054

TOTAL INVESTMENTS - 105.6% (Cost $81,415,789)		81,526,903

LIABILITIES IN EXCESS OF OTHER ASSETS - (5.6)%		(4,329,191)

TOTAL NET ASSETS - 100.0%		$77,197,712

Percentages are stated as a percent of net assets.

(a)	Security is fair valued by the Adviser and has significant unobservable inputs.
(b)	Non-Income producing security.
(c)	Security is illiquid.
(d)	Rate shown is the 7-day effective yield.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	July 31, 2023

Consolidated Statement of Assets and Liabilities	as of July 31, 2023

STONE RIDGE ART RISK PREMIUM FUND

ASSETS:
Investments, at fair value(1)	$81,526,903
Due from Adviser	307,404
Receivable for fund shares sold	32,130
Deferred offering expense	342,600
Interest receivable	24,093
Other assets	3,506

Total assets	82,236,636

LIABILITIES:
Accrued audit and tax fees	83,637
Payable for fund shares redeemed	4,136,721
Payable for Chief Compliance Officer compensation	5,000
Payable to Custodian	4,969
Payable to Trustees	2,846
Accrued distribution fees (see Note 4)	3,442
Accrued service fees (see Note 4)	3,442
Accrued organizational cost (see Note 6)	641,150
Accrued legal expenses	9,921
Other accrued expenses	147,796

Total liabilities	5,038,924

Total net assets	$77,197,712

NET ASSETS CONSIST OF:
Capital stock	$78,599,078
Total distributable loss	(1,401,366)

Total net assets	$77,197,712

Net assets	$77,197,712
Capital shares outstanding, no par value, unlimited shares authorized	7,638,702
Net asset value, offering and redemption price per share	$10.11

(1) Cost of Investments	$81,415,789

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	July 31, 2023

Consolidated Statement of Operations	For the Period Ended July 31, 2023(1)

STONE RIDGE ART RISK PREMIUM FUND

INVESTMENT INCOME:
Interest income	$53,932

Total investment income	53,932

EXPENSES
Organizational costs (see Note 6)	1,202,049
Advisory fees (see Note 4)	306,730
Pricing services	283,565
Deferred expenses (see Note 6)	178,500
Audit fees	74,999
Fund accounting and administration fees	63,190
Chief Compliance Officer compensation	20,645
Transfer agency fees and expenses	12,682
Legal expenses	12,506
Distribution and service fees (see Note 4)	10,224
Servicing fees (see Note 4)	10,224
Registration expense	8,957
Tax expense (see Note 4)	8,638
Custody fees	6,801
Trustees fees and expenses	4,434
Other expenses	90,577

Total expenses before Adviser waiver	2,294,721
Expenses waived by Adviser (see Note 4)	(1,877,110)

Total net expenses	417,611

Net investment loss	(363,679)

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on:
Investments	700,409
Net change in unrealized appreciation on:
Investments	111,114

Net realized and unrealized gain	811,523

Net increase in net assets resulting from operations	$447,844

(1)	The Fund commenced operations on March 28, 2023.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	July 31, 2023

Consolidated Statement of Changes in Net Assets

STONE RIDGE ART RISK PREMIUM FUND

PERIOD ENDED JULY 31, 2023(1)

OPERATIONS:
Net investment loss	$(363,679)
Net realized gain on:
Investments	700,409
Net change in unrealized appreciation on:
Investments	111,114
Net increase in net assets resulting from operations	447,844

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	—
Total distributions	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold(2)	80,786,589
Cost of shares redeemed	(4,136,721)
Net increase in net assets from capital share transactions	76,649,868
Total increase in net assets	77,097,712

NET ASSETS:
Beginning of period	100,000

End of period	$77,197,712

(1)	The Fund commenced operations on March 28, 2023.
(2)	Includes purchase in-kind transactions of $61,668,202. See Note 8.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	July 31, 2023

Consolidated Statement of Cash Flows	For the Period Ended July 31, 2023(1)

STONE RIDGE ART RISK PREMIUM FUND

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$447,844
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized and unrealized gain:	(811,523)
Changes in assets and liabilities:
Interest receivable	(24,093)
Payable to Custodian	4,969
Payable to Trustees	2,846
Accrued distribution and servicing fees	3,442
Accrued service fees	3,442
Payable for Chief Compliance Officer compensation	5,000
Accrued audit and tax fees	83,637
Accrued organizational costs	641,150
Due from Adviser	(307,404)
Deferred offering expense	(342,600)
Accrued legal expenses	9,921
Other accrued expenses	147,796
Other assets	(3,506)
Purchases of investments	(16,238,641)
Proceeds from sale of investments	3,069,517
Net purchases and sales of short-term investments	(5,878,054)
Net cash used in operating activities	(19,186,257)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	19,086,257
Net cash provided by financing activities	19,086,257
Net decrease in cash and restricted cash	(100,000)
Cash and restricted cash, beginning of period	100,000
Cash and restricted cash, end of period	$—

Supplemental Disclosure of CASH FLOW AND NON-CASH INFORMATION:
Non-cash purchase in kind (see Note 8)	$61,668,202

(1)	The Fund commenced operations on March 28, 2023.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	July 31, 2023

[Intentionally Left Blank]

Consolidated Financial Highlights	July 31, 2023

	PER SHARE DATA:
	Income (loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
STONE RIDGE ART RISK PREMIUM FUND
Period Ended July 31, 2023(1)	$10.00	(0.06)	0.17	0.11
(1)	The Fund commenced operations on March 28, 2023.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(4)	Cumulative total return since inception of March 28, 2023.
(5)	Annualized.
(6)	Not annualized.
(7)	Excludes in-kind transactions.
(8)	Includes tax expenses not covered by the Fund’s expense limitation agreement. See Note 4.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	July 31, 2023

Consolidated Financial Highlights	July 31, 2023

							SUPPLEMENT DATA AND RATIOS:
Distributions to Shareholders
Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(3)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Expenses to Average Net Assets (After Expense Reimbursement/ Recoupment)		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Net Investment Income (Loss) to Average Net Assets (After Expense Reimbursement/ Recoupment)		Portfolio Turnover Rate

—	—	—	—	$10.11	1.10	%(4)(6)	$77,198	11.20	%(5)	2.04	%(5)(8)	(10.93	)%(5)	(1.77	)%(5)	5.16	%(6)(7)

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	July 31, 2023

Notes to Consolidated Financial Statements	July 31, 2023

1. Organization

Stone Ridge Trust VIII (the “Trust”) was organized as a Delaware statutory trust on December 22, 2020 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously-offered, non-diversified closed-end management investment company issuing shares. As of July 31, 2023, the Trust consisted of one series: the Stone Ridge Art Risk Premium Fund (the “Fund”). The Fund was established on July 26, 2022 and commenced operations on March 28, 2023. The Fund offers one class of shares to investors with no front-end or back-end sales charges, a 0.05% fee paid pursuant to the Distribution and Servicing Plan (as discussed below), a 0.05% fee paid pursuant to the Services Agreement (as discussed below), and no repurchase fee. The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares.

The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”) subject to approval of the Board of Trustees (the “Board”). In all cases, such repurchase offers will be for at least 5% and not more than 25% of the Fund’s outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. If the repurchase offer is oversubscribed, the Fund may, in its sole discretion, repurchase an additional number of shares not to exceed 2% of the shares outstanding on the repurchase request deadline. Notwithstanding the foregoing, under certain circumstances, the Fund may, in its discretion, accept shares tendered by shareholders who own fewer than 100 shares and tender all of their shares for repurchase in a repurchase offer. In that case, these shares would be accepted before prorating the shares tendered by other shareholders. In addition, if a repurchase offer is oversubscribed, the Fund may offer to repurchase additional shares in an amount determined by the Board that are tendered by an estate (an “Estate Offer”). If an Estate Offer is oversubscribed, the Fund will repurchase such shares on a pro rata basis. In addition, if a repurchase offer is oversubscribed as described above, the Fund may also offer to repurchase additional shares in an amount determined by the Board that are tendered by (i) a trust that funds a tax-qualified defined benefit plan that has terminated or that the sponsor or governing body of such plan has voted to terminate or (ii) a limited liability company that is owned by one or more such trusts (the “Defined Benefit Plan Offer”). A “tax-qualified defined benefit plan” means a defined benefit plan that is qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (for example, a corporate defined benefit pension plan or a defined benefit Keogh plan). It does not include, among other things, any defined contribution plan, 401(k) plan or individual retirement account (IRA). If the Defined Benefit Plan Offer is oversubscribed, the Fund will repurchase such shares on a pro rata basis. As a result, there can be no assurance that the Fund will be able to repurchase all of the shares tendered in an Estate Offer or a Defined Benefit Plan Offer. If the Fund repurchases any shares pursuant to an Estate Offer or a Defined Benefit Plan Offer, this will not affect the number of shares that it repurchases from other shareholders in the quarterly repurchase offers. The Fund’s shares are not listed, and the Fund does not currently intend to list its shares for trading, on any national securities exchange. The shares are, therefore, illiquid. Even though the Fund makes quarterly repurchase offers to repurchase a portion of the shares to try to provide liquidity to shareholders, shareholders should consider the shares to be illiquid. There is not expected to be any secondary trading market in the shares.

The Fund’s investment objective is to seek capital appreciation. The Fund pursues its investment objective by investing, primarily in paintings, sculptures or other artistic objects (“Artwork”) from the Post-War and Contemporary collecting periods, as well as other collecting periods, created by artists that have an established track record of public auction sales (typically at least three years of public auction results). The Fund invests in Artwork directly by purchasing Artwork (“Whole Artwork”) or indirectly by investing in special purpose companies that own Artwork. The Fund may invest to a significant extent in Artwork indirectly by investing in special purpose companies sponsored by Masterworks, LLC or an affiliate (“Masterworks”) (a sponsor of an online Artwork investment platform), or other similar platforms, that own Artwork or partial interests in Artwork.

The consolidated financial statements include the accounts of Stone Ridge Art Risk Premium Sub Fund Ltd and Stone Ridge Art Risk Premium Fund US Holdings LLC (together, the “Subsidiaries”), wholly-owned and controlled subsidiaries of the Fund. The Subsidiaries act as investment vehicles in order to invest in Artwork consistent with the Fund’s investment objectives and policies. As of July 31, 2023, the Subsidiaries had not yet commenced investment operations.

The fiscal year end for the Fund is July 31, and the period covered by these financial statements is from March 28, 2023 (commencement of operations) through July 31, 2023 (the “period ended”).

Stone Ridge Funds	Annual Report	July 31, 2023

Notes to Consolidated Financial Statements	July 31, 2023

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services-Investment Companies.

(a) Investment Valuation and Fair Value Measurement

The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established a Valuation Committee (the “Board Valuation Committee”), which has designated Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) to serve as “valuation designee” in accordance with Rule 2a-5 of the 1940 Act and, in that capacity, to bear responsibility for implementing the Valuation Procedures, including performing fair valuation determinations relating to all investments held by the Fund (as needed), subject to the oversight of the Board Valuation Committee and certain reporting and other requirements as described in the Valuation Procedures. A committee consisting of personnel of the Adviser (the “Adviser Valuation Committee”) performs certain functions in implementing the Valuation Procedures, including with respect to the performance of fair valuation determinations.

Generally, the Fund must value its assets using market quotations when they are readily available. If, with respect to any portfolio instrument, market quotations are not readily available or available market quotations are deemed to be unreliable by Stone Ridge, then such instruments will be valued as determined in good faith by Stone Ridge.

The Fund generally expects that the Artwork it holds will be fair valued by Stone Ridge in accordance with the Valuation Procedures and with assistance from certain Fund service providers. Listed below is a summary of certain of the methodologies generally used currently to fair value investments in Artwork and the special purpose vehicles that own Artwork or partial interests in Artwork (each, an “Artwork Company”) held by the Fund under the Valuation Procedures. The Artwork held by the Fund will be fair valued based on some or all the following fair valuation methodologies:

•

Assessment of the acquisition cost of Artwork or Artwork Company investments adjusted by premium or discount factors based on the Adviser’s assessment of economic, environmental conditions or other events that may result in higher or lower prices for Artwork or Artwork Company investments generally.

•	Assessment of recent comparable public and, to the extent verifiable, private sale prices for similar Artwork that is available and reliable and price trend information for comparable Artwork.

•	Assessment of artist-level and art-market segment level pricing information and benchmarks that are available and reliable and price trend information for such specific artist’s works.

•

Assessment of pricing information provided by third-party service providers or valuation agents, including Masterworks or Masterworks Administrative Services, LLC (“Masterworks AS” or “Artwork Administrator”).

•	Assessment of any other available information that the Adviser deems relevant to the valuation of Artwork or Artwork Company investments.

Fair value pricing of Artwork will require subjective determinations about the value of Artwork. Fair values may differ from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for an investment may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

The Adviser will generally determine the value of the Artwork Company investment by using the value of the underlying single work of art adjusted for any factors required to convert the value of the artwork asset to the value of the equity security. These factors include but are not limited to the fees charged to the Artwork Company, any secondary market or other transactions for Artwork Company shares, the perceived likelihood of a sale of the Artwork underlying the Artwork Company, the perceived timing of any such sale, the perceived likelihood of the form of any such sale (i.e., sale at

Stone Ridge Funds	Annual Report	July 31, 2023

Notes to Consolidated Financial Statements	July 31, 2023

auction versus sale in the private market) and any fees or expenses associated with such form, the perceived future appreciation rate of such Artwork, other market-wide or economic conditions or factors, or other factors deemed relevant by the Adviser. The Adviser values the underlying Artwork using a sales comparison approach (the “Sales Comparison Approach”), which is an appraisal method that compares the Artwork to a set of artworks with similar characteristics that have recently sold (“comparables” or “comps”) and taking into account certain other factors (art-specific factors, artist-specific factors, market factors and any changes to the condition of the Artwork). The valuation of the Artwork will be carried out by an appraiser upon the sale of a comparable (or if more than 180 days have passed since acquisition of the artwork without a sale of a comparable during such 180 days) and documented in an appraisal report.

The Fund adheres to authoritative fair valuation accounting standards that set out a hierarchy for measuring fair valuation inputs. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 Inputs: quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund can access at the measurement date;

Level 2 Inputs: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly including inputs in markets that are not considered to be active or in active markets for similar assets or liabilities, observable inputs other than quoted prices and inputs that are not directly observable but are corroborated by observable market data;

Level 3 Inputs: significant unobservable inputs for the asset or liability.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

The table below summarizes assets and liabilities measured at fair value on a recurring basis:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Class A Equity Shares	$—	$—	$75,648,849	$75,648,849
Money Market Funds	5,878,054	—	—	5,878,054

Total Assets	$5,878,054	$—	$75,648,849	$81,526,903

Below is a reconciliation that details the activity of securities classified in Level 3 during the period ended July 31, 2023:

CLASS A EQUITY SHARES
Beginning Balance—March 28, 2023	$—
Acquisitions(1)	77,906,843
Dispositions	(3,069,517)
Realized gains (losses)	700,409
Return of capital	—
Change in unrealized appreciation/(depreciation)	111,114
Transfers in/(out) Level 3	—
Ending Balance—July 31, 2023	$75,648,849

(1)	Includes transfer in-kind acquisitions of $61,668,202.

As of July 31, 2023, the change in unrealized appreciation (depreciation) on positions still held by the Fund was $111,114.

Stone Ridge Funds	Annual Report	July 31, 2023

Notes to Consolidated Financial Statements	July 31, 2023

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of July 31, 2023:

TYPE OF SECURITY	INDUSTRY	FAIR VALUE AT 7/31/23	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE	WEIGHTED AVERAGE
Class A Equity Shares	Art	$60,784,164	Sales Comparison Approach	N/A	N/A	N/A

Class A Equity Shares	Art	$14,864,685	Recent Transaction	N/A	N/A	N/A

The Artwork underlying each Artwork Company is valued using a sales comparison approach, which is an appraisal method carried out by an independent third-party appraiser that compares the Artwork to a set of comparable artworks. The appraiser selects the comparable artworks by identifying artworks that have similar characteristics to the Artwork in question (e.g., artist, genre, time period, size, date of the work’s creation, medium, series, imagery, technique, color, condition, provenance, exhibition history, prior sales history and any other relevant information); considering the recency of such artworks’ sales data; and considering the reliability of such sales data. The appraiser assigns a value to the Artwork in question based on the similarity of the physical characteristics and condition of the comparable artworks to the Artwork in question; the appraiser’s perceived quality of the comparable relative to the Artwork in question; the date of the comparable work’s most recent sale; and the source of the relevant sales data. The appraiser may also incorporate art-specific factors, artist-specific factors, market factors and/or the physical condition of the Artwork into the fair valuation of the Artwork. The appraisers do not, in any formulaic or mathematical manner, make adjustments to the sales comparable figures, but instead rely on their professional expertise to determine a fair value for the Artwork that is based on the different sales comparable figures, using a qualitative approach. To fair value the Artwork Company investments, the fees and expenses paid to the sponsor of the Artwork Company, as described in the offering documents of each Artwork Company, are subtracted from the fair value of the underlying Artwork and that value is then prorated to reflect the number of shares of the Artwork Company owned by the Fund. The Adviser will additionally adjust the fair value of the underlying Artwork for any other factors required to convert the value of the artwork asset to the value of the equity security. These factors include but are not limited to any secondary market or other transactions for Artwork Company shares, the perceived likelihood of a sale of the Artwork underlying the Artwork Company, the perceived timing of any such sale, the perceived likelihood of the form of any such sale (i.e., sale at auction versus sale in the private market) and any fees or expenses associated with such form, the perceived future appreciation rate of such Artwork, other market-wide or economic conditions or factors, or other factors deemed relevant by the Adviser.

(b) Use of Estimates. The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(c) Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(d) Federal Income Taxes. The Fund qualifies and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

(e) Distributions to Shareholders. The Fund intends to distribute to its shareholders any net investment income and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP.

Stone Ridge Funds	Annual Report	July 31, 2023

Notes to Consolidated Financial Statements	July 31, 2023

(f) Foreign Securities and Currency Transactions. The Fund’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Fund does not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

(g) Market Volatility. The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short or long term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issues, recessions, bank failures and receiverships, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Adviser to invest the Fund’s assets as intended.

(h) Large Shareholder Risk. The risk that certain account holders, including an Adviser or funds or accounts over which an Adviser (or related parties of an Adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by an Adviser (or related parties of an Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of July 31, 2023, shareholders affiliated with the Fund and/or Adviser (other than other Stone Ridge Funds) owned 52.1% of total shares of the Fund.

(i) Artwork Investment Risk. A downturn or slowdown in the demand for Artwork generally or Artwork by specific artists caused by adverse economic or environmental conditions or other events may have a greater impact on the value of the Company’s assets or operating results than if the Fund had invested its assets across more industries or sectors.

In addition to general economic conditions that could result in a downturn or slowdown in demand for Artwork, the Fund’s financial results will be impacted by shifts in demand for specific types of Artwork and artists. Such shifts in demand could affect particular segments of the Artwork market (e.g., Post-War or Contemporary Art fall out of favor with collectors and investors) or particular artists (e.g., information is discovered about a particular artist that causes negative perceptions about that artist and accordingly reduces the demand for Artwork created by that artist). There is no assurance as to the extent Artwork values will improve. A variety of economic and other factors could cause the value of these assets to decline, which could adversely affect the Fund’s financial results.

An investment in Artwork is subject to various risks, any of which could materially impair the value of the Artwork investments held by the Fund.

Investing in Artwork is subject to the following risks:

•

Authenticity. Claims with respect to the authenticity of a work may result from incorrect attribution, uncertain attribution, lack of certification proving the authenticity of the artwork, forgery of a work of art, or falsification of the artist’s signature. The Fund and Artwork Companies generally obtain representations of authenticity from sellers, but these representations may not effectively eliminate the risk.

•

Provenance. Claims related to provenance, or history of ownership, allege that an artwork has an uncertain or false origin. Buyers may also negatively perceive some elements of the prior ownership history. With respect to the Artwork, buyers may negatively perceive the Fund’s ownership or the ownership of Artwork Companies in the Artwork when considering a purchase.

•

Condition. The physical condition of an Artwork over time is dependent on technical aspects of artistic workmanship, including the materials used, the manner and skill of application, handling and storage and other factors.

•

Physical Risks. The Artwork is subject to potential damage, destruction, devastation, vandalism or loss as a result of natural disasters (flood, fire, hurricane), crime, theft, illegal exportation abroad, etc. While the Artwork

Stone Ridge Funds	Annual Report	July 31, 2023

Notes to Consolidated Financial Statements	July 31, 2023

Companies (with respect to Artwork they hold) will maintain insurance coverage to protect against such risks, such insurance coverage may be inadequate to fully compensate the Fund or an Artwork Company should this risk materialize.

•

Legal Risks. Ownership of the Artwork is prone to a variety of legal challenges, including challenges to title, nationalization, purchase of work of art from unauthorized person, money laundering, violation of legal regulations and restitution issues. Purchasing from major auction houses and reputable galleries can reduce, but not eliminate, these risks.

•

Market Risks. The art market is prone to change due to a variety of factors, including changes in transaction costs, substantial changes in fees, tax law changes, export licenses, changes in legal regulations, changes in attitudes toward art as an investment, changes in tastes, and changes in supply, such as the liquidation of a major collection.

•

Economic Risks. Because the demand for art is largely driven by wealthy individuals, economic events impacting the wealth of such individuals may impact the demand for art and therefore the value of art.

•	Fraud Risk. The art market is prone to change due to abusive practices, including price manipulation, disguised agencies, and lack of transparency.

(j) Liquidity Risk. Artwork Companies in which the Fund invests have limited liquidity, and the Fund cannot make decisions regarding whether to hold or sell Artwork Company Artwork. The Artwork Companies in which the Fund invests are currently illiquid investment vehicles, and the Fund’s ability to sell Artwork Company investments may be limited by various factors, including, for example, legal restrictions on resale, limited secondary market trading volumes (if any), and other factors that limit liquidity and the demand for Artwork Companies. For example, the transfers of interests purchased in Securities and Exchange Commission-qualified Regulation A offerings sponsored by Masterworks or other similar platforms, other than those transfers required by operation of law, are only permitted on a trading platform approved by Masterworks, or other similar platforms, or in privately negotiated transactions approved by the issuer. The Artwork Companies in which the Fund invests are managed by a third-party art management firm and a board of managers that is unaffiliated with the Company or the Adviser, and that third-party firm has control over decisions with respect to when to continue to hold its Artwork and when to sell such Artwork. The Fund does not have any input into decisions with respect to whether an Artwork Company in which the Fund invests should hold or sell its Artwork. Accordingly, an Artwork Company may determine to continue to hold Artwork at a time when the Fund or the Adviser believes it should sell such Artwork or may determine to sell Artwork at a time the Fund or the Adviser believes it should continue to hold such Artwork. This inability to make investment decisions with respect to certain Artwork held indirectly by the Fund through Artwork Companies may limit the ability of the Company to achieve its investment objective or meet the Fund’s liquidity needs.

(k) Focused Investment Risk. The Company has sourced all its Artwork investments through Masterworks, LLC. Substantial investments with a particular counterparty or in a particular market, industry, asset class or sector make the Fund’s financial results more susceptible to risk and volatility than in a portfolio with more diversified investments.

3. Federal Tax Matters

Provisions for federal income taxes or excise taxes have not been made because the Fund intends to be taxed as a RIC and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.

For the fiscal period ended July 31, 2023, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Fund’s net assets as follows:

	TOTAL DISTRIBUTABLE EARNINGS/(LOSS)	PAID IN CAPITAL
Art Risk Premium Fund	$(1,849,210)	$1,849,210

Stone Ridge Funds	Annual Report	July 31, 2023

Notes to Consolidated Financial Statements	July 31, 2023

As of July 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of investments	$82,688,290
Unrealized appreciation	2,027,858
Unrealized depreciation	(3,189,245)
Net unrealized appreciation (depreciation)	(1,161,387)
Undistributed ordinary income	—
Undistributed long-term gains/(capital loss carryover)	(239,979)
Total distributable earnings/(loss)	(239,979)
Other temporary differences	—
Total accumulated loss	$(1,401,366)

The difference between books-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to differences in outside basis of property contributed in-kind to the RIC.

The tax character of distributions paid during the year ended July 31, 2023 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
Art Risk Premium Fund	$—	$—	$—	$—

As of July 31, 2023, the Fund had tax basis capital losses which may be carried forward indefinitely to offset future capital gains as shown below:

	SHORT-TERM	LONG-TERM	TOTAL
Art Risk Premium Fund	$—	$(239,979)	$(239,979)

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal period ended July 31, 2023, the tax year which is open for exam. As of July 31, 2023, open tax year includes the period ended July 31, 2023. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the period ended July 31, 2023, the Fund did not incur any interest or penalties.

4. Agreements

(a) Investment Management Agreement. The Adviser is the investment adviser of the Fund and was organized as a Delaware limited liability company in 2012. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Fund.

As compensation for its services, the Adviser is paid by the Fund a fee, computed daily and paid monthly in arrears at an annual rate of 1.50% of the Fund’s average daily net assets.

Through March 28, 2024 (the one-year anniversary of the date the Fund commenced investment operations), the Adviser agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of the Fund (including organizational and offering expenses, but excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest payments on borrowed funds, sourcing, administrative or other transactional fees charged by Masterworks or Masterworks AS, commissions, expenses and fees paid in connection with the purchase, insurance, storage, maintenance and sale of Whole Artwork, interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business (collectively, the “Excluded Expenses”)) solely to the extent necessary to limit the total annualized expenses, other than Excluded Expenses, to 2.00% of the Fund’s average daily net assets. As of July 31, 2023, the remaining amount of waived fees subject to be recouped in future years is $1,877,110, expiring by July 31, 2026.

Stone Ridge Funds	Annual Report	July 31, 2023

Notes to Consolidated Financial Statements	July 31, 2023

The Adviser shall be entitled to recoup in later periods expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses for the Fund (including organizational and offering expenses, but excluding Excluded Expenses) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided, that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed. The expense limitation agreement may only be modified by a majority vote of the trustees who are not “interested persons” of the Fund (as defined by 1940 Act) and the consent of the Adviser.

(b) Distribution and Servicing Plan and Services Agreement. Servicing fees and distribution fees may be paid pursuant to a Distribution and Servicing Plan (the “Distribution and Servicing Plan”) adopted by the Fund at the maximum annual rate of 0.05% and servicing fees may be paid pursuant to a Services Agreement (the “Services Agreement”) between the Fund and the Adviser, under which the Fund has appointed the Adviser as “servicing agent” to compensate financial intermediaries at an annual rate of 0.05%, in each case, calculated as a percentage of the Fund’s average daily net assets. These fees are paid out of the Fund’s assets on an ongoing basis and may be administered or facilitated by the Distributor. Intermediaries receive payments pursuant to both the Distribution and Servicing Plan and the Services Agreement. The Adviser performs certain services and incurs certain expenses through its employees who are registered representatives of a broker-dealer with respect to the promotion of the Fund’s Shares and the Adviser also performs certain services in connection with the servicing of shareholders. If amounts remain from the servicing fees and/or any distribution fees after the intermediaries have been paid, such amounts may be used to compensate the Adviser for the services it provides and for the expenses it bears. The Distributor does not retain any portion of any servicing fees or distribution fees. To the extent that there are expenses associated with shareholder services that exceed the amounts payable pursuant to the Services Agreement or the Distribution and Servicing Plan, the Fund will bear such expenses.

5. Service Providers

(a) Custodian, Administrator, and Transfer Agent. The custodians to the Fund are U.S. Bank, N.A. and Millennium Trust Company, LLC. The administrator and transfer agent to the Fund is U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), an affiliate of U.S. Bank, N.A.

(b) Distributor. ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor.

(c) Artwork Administrator. The Fund has engaged Masterworks AS to provide certain administrative services relating to the Fund’s holdings of Whole Artwork, including assisting with the operational aspects of procuring/selling, storing, insuring, and maintaining Whole Artwork held by the Fund. Neither Masterworks AS nor any of its affiliates will provide advice or recommendations to the Fund regarding the desirability of buying or selling any investments, including Whole Artwork.

6. Organizational and Offering Costs

Organizational costs consist of costs incurred to establish the Fund and enable it legally to do business. Organizational costs are expensed as incurred. Certain organizational costs were paid by the Adviser, the Fund has incurred $1,202,049 of organizational costs.

Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are accounted for as deferred costs until operations begin. Offering costs are then amortized to expense over twelve months on a straight-line basis. Certain offering costs were paid by the Adviser, subject to recoupment, and are $369,775. The remaining offering costs of $151,325 have been paid by the Fund. The total amount of the offering costs incurred by the Fund is $521,100.

7. Related Parties

Certain officers of the Trust are also employees of the Adviser. The officers, with the exception of the Chief Compliance Officer, are not compensated by the Trust. The Trust pays a portion of the Chief Compliance Officer’s salary.

Stone Ridge Funds	Annual Report	July 31, 2023

Notes to Consolidated Financial Statements	July 31, 2023

8. Investment Transactions

For the period ended July 31, 2023, aggregate purchases and sales of securities (excluding short-term securities) by the Fund were $16,238,641 and $3,069,517, respectively. The Fund did not have any purchases or sales of long-term U.S. government securities during the period ended July 31, 2023.

Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method.

On March 28, 2023, Stone Ridge Ventures LLC, as sole member of Stone Ridge Art Holdings LLC, completed a purchase in kind by transferring Stone Ridge Art Holdings LLC’s Artwork Company equity securities into the Fund in exchange for 4,184,673 shares of the Fund, valued at $41,846,727. On June 9, 2023, the Fund issued an additional 1,960,581 shares of the Fund, valued at $19,821,475, in exchange for additional Artwork Company securities from multiple unaffiliated investors. The transfers were effected in accordance with policies and procedures approved by the Board.

9. Capital Share Transactions

The Fund’s shares are being offered on a continuous basis at net asset value per share.

As a closed-end interval fund, the Fund will make periodic offers to repurchase shares. Except as permitted by the Fund’s structure, no shareholder will have the right to require the Fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the Fund.

ART RISK PREMIUM FUND	PERIOD ENDED JULY 31, 2023
Shares sold	8,037,873	(1)
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	(409,171)
Net increase in shares	7,628,702
Shares outstanding:
Beginning of period	10,000
End of period	7,638,702

(1)	Includes transfer in-kind transaction. See additional information contained in Note 8.

The shares repurchased were done so in accordance with Section 23(c) of the 1940 Act as follows:

REPURCHASE REQUEST DEADLINE	REPURCHASE OFFER AMOUNT (SHARES)	SHARES TENDERED
July 28, 2023(1)	402,235	409,171

(1)

In connection with the repurchase request deadline on July 28, 2023, the Fund repurchased an additional amount, 0.1%, respectively, of the shares outstanding on the repurchase request deadline, in order to accommodate shareholder repurchasing requests.

10. Subsequent Events Evaluation

In preparing these consolidated financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the consolidated financial statements were issued. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Stone Ridge Funds	Annual Report	July 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Stone Ridge Art Risk Premium Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Stone Ridge Art Risk Premium Fund (the “Fund”) (the sole series constituting Stone Ridge Trust VIII (the “Trust”)), including the consolidated schedule of investments, as of July 31, 2023, and the related consolidated statement of operations, changes in net assets, cash flows and financial highlights for the period March 28, 2023 through July 31, 2023, and the related notes to the consolidated financial statements (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of July 31, 2023, and the consolidated results of its operations, changes in net assets, cash flows and financial highlights for the period March 28, 2023 through July 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

/s/ Citrin Cooperman & Company, LLP

New York, New York

September 29, 2023

Stone Ridge Funds	Annual Report	July 31, 2023

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through July 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Fund’s transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD
Actual(1)	$1,000.00	$1,011.00	$7.02
Hypothetical (5% annual return before expenses)(2)	$1,000.00	$1,014.68	$10.19

(1)

Actual expenses paid during the period are equal to the Fund’s annualized net expense ratio of 2.04% multiplied by the average account value over the period, multiplied by 125/365 (to reflect the period since the Fund’s inception on March 28, 2023).

(2)	Expenses are equal to the annualized net expense ratio of 2.04% for the Fund multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Stone Ridge Funds	Annual Report	July 31, 2023

Additional Information (Unaudited)

1. Board Approval of the Investment Management Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board”) of Stone Ridge Trust VIII (the “Trust”), including a majority of the members of the Board who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), voting separately, approve the proposed investment management agreement (the “Agreement”) between Stone Ridge Asset Management LLC (the “Adviser”) and the Trust, on behalf of Stone Ridge Art Risk Premium Fund (the “Fund”).

At an in-person meeting held on January 25, 2023, the Board, including a majority of the Independent Trustees, considered and approved the Agreement for an initial two-year period. Prior to the meeting, the Independent Trustees received a memorandum from independent counsel describing their responsibilities in connection with the approval of the Agreement. In evaluating the Agreement, the Board considered information and materials furnished by the Adviser in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Agreement.

The Board’s consideration of the Agreement included but was not limited to: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the investment strategies of the Adviser; (3) the cost of the services to be provided and projected profits and other benefits to be realized by the Adviser from its relationship with the Fund; and (4) the extent to which economies of scale are expected to be realized as the Fund grows and whether fee levels are expected to reflect such economies of scale for the benefit of shareholders of the Fund. In determining whether to approve the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative; individual trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the investment management services to be provided by the Adviser, including managing the Fund’s portfolio in accordance with its investment objective, investment policies, investment restrictions and applicable law; the unique and complex nature of the Fund’s investment program in the registered fund space; investment selection and monitoring; selection of trading counterparties and order management; the creation and implementation of ongoing analytical and risk management strategies; the Adviser’s investment in infrastructure, technology, proprietary software and personnel needed to implement the Fund’s investment program; and the oversight and/or implementation of policies and procedures necessary to fulfill these responsibilities. The Board considered that the Fund’s strategy is novel for a registered fund and received information from the Adviser relating to investment and operational risks attendant with the Fund’s unique investment strategy. The Board also considered other services to be provided by the Adviser, including monitoring potential conflicts of interest and maintaining regulatory compliance programs for the Fund and the extent to which such regulatory compliance programs would need to be modified or enhanced to account for the Fund’s investment strategy. The Board also considered the administrative services to be provided by the Adviser to the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Board considered the qualifications and professional backgrounds of the Adviser’s personnel who provide significant advisory or other services to the Fund under the Agreement and the Adviser’s ability to attract investors for the Fund, including the Adviser’s track record of raising assets in its other existing funds. The Board further considered information provided by the Adviser with respect to the Fund’s and the Adviser’s anticipated use of third-party service providers and the Adviser’s oversight of such service providers, noting that the Fund may invest to a significant extent in Artwork indirectly by investing in special purpose companies sponsored by Masterworks, LLC or an affiliate thereof. The Board also considered that the Fund has engaged Masterworks Administrative Services, LLC to provide administrative services relating to the Fund’s direct holdings of artwork, including assisting with the operational aspects of procuring/selling, storing, insuring, and maintaining artwork held directly by the Fund, noting that neither Masterworks Administrative Services, LLC nor any of its affiliates would provide advice or recommendations to the Fund regarding the desirability of buying or selling any investments, including artwork. The Board also considered information provided by the Adviser with respect to the custody services proposed to be provided by U.S. Bank, Millennium Trust Company, and other third-party service providers, and the Adviser’s oversight thereof, including with respect to the custody of direct holdings of artwork in secure warehouse facilities. Based on this and related information, the Board, including the Independent Trustees, concluded that the nature, extent and quality of services supported the approval of the Agreement.

In considering the cost of services to be provided and the benefits to be realized by the Adviser from its relationship with the Fund, the Board analyzed the fees to be paid under the Agreement, the proposed expense ratio for the Fund and the contractual expense limitation to be undertaken by the Adviser. In considering the appropriateness of the management

Stone Ridge Funds	Annual Report	July 31, 2023

Additional Information (Unaudited)

fee, expense ratio and expense limitation at the Initial Meeting, the Board also compared this data against the corresponding information for the funds in the limited peer group. The Board took into consideration information provided by the Adviser relating to the Adviser’s financial health, profitability and the benefits that the Adviser will derive from the Agreement. The Board also noted that the Adviser may receive reputational benefits from its relationship with the Fund. Based on the foregoing information and other factors deemed relevant at the Meetings, the Board, including the Independent Trustees, concluded that the management fee arrangement pursuant to the Agreement was fair and reasonable and that the costs of the services to be provided by the Adviser and the related benefits to the Adviser in respect of its relationship with the Fund supported the approval of the Agreement.

Finally, the Board considered the extent to which economies of scale in the provision of services by the Adviser would be realized as the Fund grows and whether the Fund’s fee levels would reflect such economies of scale, such as through breakpoints in the investment management fee or through an expense waiver and/or limitation agreement with the Adviser. The Board noted that, simultaneous with the commencement of the Fund’s operations, SR Art Holdings LLC, an affiliate of Stone Ridge, was expected to reorganize into the Fund in accordance with applicable Commission staff no-action guidance, and that it was expected that at the time of such transition, SR Art Holdings LLC would have a net asset value of approximately $50 million. The Board noted that the Fund would otherwise initially be limited in size and that the Fund is subject to a contractual expense limitation agreement. After reviewing this and related information, the Board, including the Independent Trustees, concluded that the extent to which economies of scale would be shared with the Fund supported the approval of the Agreement.

Based on a consideration and evaluation of all factors deemed to be relevant, including the foregoing matters and the Board’s determination that the approval of the Agreement would be in the best interests of the shareholders, the Board, including the Independent Trustees, concluded that the Agreement should be approved for an initial two-year period.

2. Disclosure Regarding Fund Trustees and Officers

Independent Trustees
NAME (YEAR OF BIRTH)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(2)	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Jeffery Ekberg (1965)	Trustee	Since Inception	Self-employed (personal investing), since 2011; Principal, TPG Capital, L.P. (private equity firm) until 2011; Chief Financial Officer, Newbridge Capital, LLC (subsidiary of TPG Capital, L.P.) until 2011	51	None.

Daniel Charney (1970)	Trustee	Since Inception	Co-Head of Global Markets, TD Securities (investment bank) and Vice Chair of TD Cowen, a division of TD Securities (financial services firm) since 2023; Co-President, Cowen and Company, Cowen Inc. (financial services firm), 2012-2023	51	None.

Interested Trustee
NAME (YEAR OF BIRTH)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(2)	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Ross Stevens (1969)(3)	Trustee, Chairman	Since Inception	Founder and Chief Executive Officer of Stone Ridge since 2012	51	None.

(1)	Each Trustee serves until resignation or removal from the Board.
(2)

The Fund Complex includes the Trust and Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Longevity Risk Premium Fixed Income Master Trust and trusts that invest substantially all of their assets in a series of Stone Ridge Longevity Risk Premium Fixed Income Master Trust and other investment companies managed by the Adviser.

(3)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

Stone Ridge Funds	Annual Report	July 31, 2023

Additional Information (Unaudited)

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.855.609.3680.

Officers of the Trust
NAME (YEAR OF BIRTH) AND ADDRESS(1)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since inception	Founder and Chief Executive Officer of the Adviser, since 2012

Lauren D. Macioce (1978)	Chief Compliance Officer, Secretary, Chief Legal Officer and Anti-Money Laundering Compliance Officer	since inception	General Counsel and Chief Compliance Officer of the Adviser, since 2016.

Anthony Zuco (1975)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since inception	Supervising Fund Controller at the Adviser, since 2015.

Alexander Nyren (1980)	Assistant Secretary	since inception	Head of Reinsurance of the Adviser, since 2018; member of Reinsurance portfolio management team at the Adviser, since 2013.

Leson Lee (1975)	Assistant Treasurer	since inception	Member of Operations at the Adviser, since 2018.

Domingo Encarnacion (1983)	Assistant Treasurer	since inception	Tax Manager at the Adviser, since 2016.

(1)	Each officer’s mailing address is c/o Stone Ridge Asset Management LLC, One Vanderbilt Avenue, 65th Floor, New York, NY 10017.
(2)	Each of the officers is an affiliated person of the Adviser as a result of his or her position with the Adviser.
(3)	The term of office of each officer is indefinite.

3. Shareholder Notification of Federal Tax Status

For the fiscal period ended July 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

PERCENTAGES
Art Risk Premium Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended July 31, 2023 was as follows:

PERCENTAGES
Art Risk Premium Fund	0.00%

The percentage of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the fiscal period ended July 31, 2023 was as follows:

PERCENTAGES
Art Risk Premium Fund	0.00%

Stone Ridge Funds	Annual Report	July 31, 2023

Additional Information (Unaudited)

The percentage of taxable ordinary income distributions designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for the fiscal period ended July 31, 2023 was as follows:

PERCENTAGES
Art Risk Premium Fund	0.00%

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification is available with respect to calendar year 2023. Such notification, which reflects the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with shareholders’ year-end tax reporting and made available in February 2024. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

4. Availability of Quarterly Portfolio Holdings Schedules

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s filings on Part F of Form N-PORT are available without charge on the SEC’s website, www.sec.gov, or upon request, by calling 1.855.609.3680.

5. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov. The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.

Stone Ridge Funds	Annual Report	July 31, 2023

Investment Adviser

Stone Ridge Asset Management LLC

One Vanderbilt Avenue, 65th Floor

New York, NY 10017

Independent Registered Public Accounting Firm

Citrin Cooperman & Company, LLP

50 Rockefeller Plaza

New York, NY 10020

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Administrator, Transfer Agent and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

This report has been prepared for shareholders and must be preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s investment objectives, risks, experience of its management and other information.

Stone Ridge Funds P.O. Box 701 Milwaukee, WI 53201-0701 855-609-3680 www.stoneridgefunds.com	WUAANU

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffery Ekberg is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) - (d) The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and all other fees by the principal accountant. The registrant began operations during the fiscal period ended July 31, 2023. As such, there is no information listed for the prior year. “Audit fees” includes amounts related to an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related fees” covers the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not covered under “audit fees,” including review of the Fund’s prospectus. “Tax fees” covers the professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the Fund’s tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” covers the aggregate fees for products and services provided by the principal accountant, other than the services reported in the foregoing three categories.

	FYE 7/31/2023	FYE 7/31/2022
( a ) Audit Fees	$155,625	N/A
( b ) Audit-Related Fees	$0	N/A
( c ) Tax Fees	$0	N/A
( d ) All Other Fees	$58,500	N/A

(e)(1) To the extent required by applicable law, pre-approval by the audit committee is needed for all audit and permissible non-audit services rendered to the registrant and all permissible non-audit services rendered to Stone Ridge Asset Management LLC (the “Adviser”) or to various entities either controlling, controlled by, or under common control with the Adviser that

1

provide ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. Pre-approval is currently on an engagement-by-engagement basis.

(e)(2) The percentage of fees billed by Citrin Cooperman & Company, LLP applicable to non-audit services that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits waiver of pre-approval, if certain conditions are satisfied) were as follows:

	FYE 7/31/2023	FYE 7/31/2022
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant.

Non-Audit Related Fees	FYE 7/31/2023	FYE 7/31/2022
Registrant	$0	N/A
Registrant’s Investment Adviser	$0	N/A

(h) The audit committee of the board of trustees has considered whether the provision of any non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) - (b) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

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Item 6. Investments.

(a)	Schedule of Investments is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

STONE RIDGE ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

Governing Standards

The Registered Funds have delegated to the Adviser the responsibility for voting Registered Fund securities. Private Funds or Managed Account Clients may delegate such responsibility to the Adviser.1 As a fiduciary, an investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. The Adviser has adopted this policy as required under Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The policy, which has been designed to ensure that the Adviser votes proxies in the best interest of its Clients and provides Clients with information about how their proxies are voted, contains procedures to mitigate material conflicts of interests between Clients and the Adviser and its affiliated persons when voting proxies.

For the avoidance of doubt, the policy applies to shareholder votes and consents that the Adviser has authority to exercise on behalf of a Client, including votes and consents for private entities that do not involve proxies. All references to votes by proxy in this policy shall be interpreted to include both votes by proxy and votes and consents that do not involve proxies.

Procedures

The policy applies to those Client accounts that contain voting securities and for which the Adviser has been delegated the authority to vote client proxies. When voting proxies for Client accounts, the Adviser’s primary objective is to make voting decisions solely in the best interest of all Clients for which it manages assets. The Adviser has selected an unaffiliated third party

1 The specific obligations that the Adviser bears depend upon the scope of voting authority assumed by the Adviser.

3

proxy research and voting service, Institutional Shareholder Services Inc. (“ISS” or the “Proxy Voting Service”), to assist it in researching, recordkeeping and voting of proxies.

With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to the Adviser as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to an applicable set of guidelines, the ISS’ Proxy Voting Summary Guidelines (“ISS Guidelines”). The ISS Guidelines are intended to provide a general overview by highlighting the key policies that ISS applies to companies listed in the applicable geographic region. However, ISS’ analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors. The ISS Guidelines have been approved by the Adviser and, although the Adviser intends to vote consistently with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, the Adviser may determine to override any recommendation made by the Proxy Voting Service or abstain from voting. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, as in the case of votes involving private issuers, the Adviser may determine to vote on the proposals directly and will do so in a manner consistent with the principles set forth in this policy.

In certain circumstances, the Proxy Voting Service may use an electronic vote management system to automatically submit the votes to be counted or to populate votes shown on the Proxy Voting Service’s electronic voting platform with its recommendations based on the Adviser’s voting instructions to the Proxy Voting Service. The Proxy Voting Service will provide the Adviser access to any additional soliciting materials filed by an issuer after the Proxy Voting Service has published its recommendations and pre-populated the votes in the electronic vote management system so that the Adviser may consider such information prior to voting a proxy.

The Adviser may determine not to vote a proxy or review additional soliciting materials if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual Client account or in the aggregate with all Client accounts; (2) the cost of voting the proxy or reviewing additional soliciting materials outweighs the possible benefit to the applicable Client account, including situations where a jurisdiction imposes share blocking restrictions that may affect the ability of the portfolio managers to effect trades in the related security; or (3) the Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy or review additional soliciting materials.

In addition, neither the Adviser nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that the Adviser is aware of a material vote on behalf of a Client with respect to securities on loan by the custodian, the Adviser will call back the loan to vote the proxy if the Adviser determines that the benefits to the Client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan, and if time permits.

The Adviser will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than Adviser personnel or the Proxy Voting Service.

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Conflicts of Interest

For voting of securities, the Adviser believes that application of the ISS Guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest, as the ISS Guidelines are predetermined. As a general practice, the Adviser will vote in accordance with the voting recommendation provided by ISS. In the event that the Adviser wishes to vote against the independent voting recommendation, the Adviser requires CCO approval prior to a vote being cast.

Upon the identification or notice received by the CCO that there is a potential conflict of interest with respect to casting a vote, the CCO will discuss the proxy with the relevant portfolio manager(s) and other senior management in order to determine if the potential conflict is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the ISS Guidelines and a potential immaterial conflict is identified, the CCO will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. Upon the detection of a material potential conflict of interest, the CCO has final decision-making authority regarding the Adviser’s course of action for the proxy. The CCO will seek to cause the proxy to be voted in a manner consistent with the Client’s best interests.

Review

The Adviser will supervise and periodically review its proxy voting activities and the implementation of this policy, including with respect to the Proxy Voting Service’s capabilities.

Registered Fund Disclosure Requirements

The Registered Funds will disclose in their SAIs and for closed-end funds, in item 7 of the Form N-CSR, a description of their policies and procedures used to determine how to vote proxies relating to portfolio securities, including the procedures used when a vote presents a conflict between the interests of Registered Fund shareholders, on the one hand, and those of the Registered Fund’s investment adviser; principal underwriter; or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other.

The Registered Funds are also required to include in their SAIs any policies and procedures of the Adviser or any other third party that the Registered Funds use, or that are used on the Registered Funds’ behalf, to determine how to vote proxies relating to portfolio securities.

Rule 30b1-4 under the 1940 Act requires mutual funds to file with the SEC an annual record of proxies voted by a fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain each Registered Fund’s proxy voting record for the most recent twelve-month period ending June 30.

The Registered Funds must also state in their disclosure documents (in their SAIs and shareholder reports) that information regarding how the Registered Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Registered Fund’s website at a specified Internet address; or both; and (2) on the SEC’s website at http://www.sec.gov.

If a Registered Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, and the Registered Fund (or financial intermediary through which shares of the Registered Fund may be purchased or sold) receives a request for this

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information, the Registered Fund (or financial intermediary) must send the information disclosed in the Registered Fund’s most recently filed report on Form N-PX within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

If a Registered Fund discloses that its proxy voting record is available on or through its website, the Registered Fund must make available free of charge the information disclosed in the Registered Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in the Fund’s most recently filed report on Form N-PX must remain available on or through the Registered Fund’s website for as long as the Registered Fund remains subject to the requirements of Rule 30b1-4 and discloses that the Registered Fund’s proxy voting record is available on or through its website.

It is the responsibility of Legal and Compliance to ensure that the Registered Funds satisfy the disclosure requirements.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of October 6, 2023.

Dan Fleder, Paul Germain, Jeff Rabin, Li Song and Ross Stevens are the Portfolio Managers of the Fund. Each of the Portfolio Managers has been a Portfolio Manager of the Fund since inception.

Dan Fleder. Dan Fleder, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Germain, Mr. Rabin, Mr. Song and Mr. Stevens. Prior to joining Stone Ridge in 2016, Mr. Fleder was the Chief of Staff of Operations at KCG. Previously, he was the Head of Risk Management at GETCO. Mr. Fleder received his PhD in Operations Research and MS in Statistics from the University of Pennsylvania (Wharton) and BSE in Engineering from the University of Pennsylvania (Engineering School).

Paul Germain. Paul Germain, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Fleder, Mr. Rabin, Mr. Song and Mr. Stevens. Prior to joining Stone Ridge in 2015, Mr. Germain was the Global Head of Prime Services at Credit Suisse, where he worked from 2010 to 2015. Mr. Germain received his MBA from Harvard Business School and his BSE in Management from University of Pennsylvania (Wharton).

Jeff Rabin. Jeff Rabin, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Fleder, Mr. Germain, Mr. Song and Mr. Stevens. Prior to joining Stone Ridge in 2022, Mr. Rabin was co-Founder and Principal and Artvest Partners LLC, where he worked from 2009 to 2021. Mr. Rabin received his BA in Economics from the University of Pennsylvania.

Li Song. Li Song, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Fleder, Mr. Germain, Mr. Rabin and Mr. Stevens. Prior to joining Stone Ridge in 2018, Mr. Song worked at Goldman Sachs as a senior strategist in Emerging Markets foreign exchange, interest rate, options, and credit products. Mr. Song

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received his PhD, M.Phil., and MA in Statistics from Columbia University and his BS in Mathematics at the University of Science and Technology of China.

Ross Stevens. Ross Stevens, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Fleder, Mr. Germain, Mr. Rabin and Mr. Song. Mr. Stevens founded Stone Ridge in 2012. Mr. Stevens received his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).

(a)(2)

Information is provided as of July 31, 2023.

The table below identifies the number of accounts for which Mr. Fleder, Mr. Germain, Mr. Rabin, Mr. Song and Mr. Stevens have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number of Accounts(1)	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets

Dan Fleder	1	$82	0	$0	0	$0

Paul Germain	5	$7,047	12	$5,473	5	$8,080

Jeff Rabin	1	$82	0	$0	0	$0

Li Song	2	$963	0	$0	0	$0

Ross Stevens	4	$6,173	0	$0	0	$0

(1) Includes the Fund.

The table below identifies the number of accounts for which Mr. Fleder, Mr. Germain, Mr. Rabin, Mr. Song and Mr. Stevens and have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee

Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Dan Fleder	0	$0	0	$0	0	$0

Paul Germain	0	$0	0	$0	0	$0

Jeff Rabin	0	$0	0	$0	0	$0

Li Song	0	$0	0	$0	0	$0

Ross Stevens	0	$0	0	$0	0	$0

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Potential Conflicts of Interest

Each of the Portfolio Managers is also responsible for managing other accounts in addition to the Fund, including other accounts of the Adviser or its affiliates. Other accounts may include other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Adviser or its affiliates or the Portfolio Managers. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, conflicts of interest arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities or other assets or instruments that are eligible to be held, purchased or sold by the Fund, or may take positions that are opposite in direction from those taken by the Fund. In addition, investors in, or the owners of, certain accounts managed by the Adviser are also investors in the Adviser or its affiliates and/or have indicated an intention to invest additional assets in accounts managed by the Adviser and for which the Adviser will receive a management fee, performance allocation or incentive fee.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities. Conflicts of interest arise as a result of the Adviser’s or its affiliates’ management of a number of accounts with similar or different investment strategies. When the Adviser or its affiliates purchase or sell securities or other assets or instruments for more than one account, the trades must be allocated in a manner consistent with their fiduciary duties. The Adviser and its affiliates attempt to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser and its affiliates have adopted policies and procedures that are intended to provide the Adviser and its affiliates with flexibility to allocate investments in a manner that is consistent with their fiduciary duties. There is no guarantee, however, that the policies and procedures adopted by the Adviser and its affiliates will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an

8

investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell securities or other assets or instruments by the Fund and one or more of the other accounts simultaneously, the Adviser and its affiliates may aggregate the purchases and sales of the securities or other assets or instruments. The Adviser and its affiliates will not necessarily purchase or sell the same securities or other assets or instruments at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Adviser or its affiliates, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser and its affiliates may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities or other assets or instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Fund or the Adviser and its affiliates could have a detrimental effect on the price or amount of the securities or other assets or instruments available to the Fund from time to time. Because the aforementioned considerations may differ between the Fund and other accounts, the investment activities of the Fund and other accounts may differ considerably from time to time.

As a result of regulations governing the ability of certain clients of the Adviser and its affiliates to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Adviser or its affiliates. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will take into account applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser and its affiliates, for another account.

Conflicts of Interest Among Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security or other asset or instrument. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, which may affect the market price of the security or other asset or instrument or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions in accounts or investments owned by them that are similar to or different from those taken by one or more client accounts.

Conflicts may also arise in cases when accounts invest in different parts of an issuer’s capital structure, including circumstances in which one or more accounts own private securities or obligations of an issuer and other accounts may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities or other assets or instruments at the same time or at the same prices.

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Selection of Service Providers. The Adviser or its affiliates may be able to select or influence the selection of service providers to clients, including the brokers and dealers that are used to execute securities or other transactions for the accounts that they supervise. In addition to executing trades, some brokers and dealers may provide the Adviser or its affiliates with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In addition, the Adviser or its affiliates have received and may receive loans or other services from service providers to clients. Although such services are negotiated at arm’s length, they pose conflicts of interest to the Adviser or its affiliates in selecting such service providers.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates. Capital that the Fund invests in issuers of insurance-linked securities may be invested by that issuer in other strategies managed by the Adviser or its affiliates, and the Adviser or its affiliates may earn a management fee in connection with managing those strategies. To the extent that the Adviser or its affiliates know that the issuer has the ability to invest capital from the Fund in strategies managed by the Adviser or its affiliates, this creates an incentive for the Adviser to invest the Fund’s assets in such securities. In addition, insurance and reinsurance companies that are counterparties to issuers of insurance-linked securities in which the Fund invests invest in the Adviser or its affiliates or in other funds or accounts managed by the Adviser or its affiliates, which could create an incentive for the Adviser to invest the Fund’s assets in such securities.

Broad and Wide-Ranging Activities. The Adviser and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Adviser and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including activities with third-party service providers, lenders and/or counterparties, the Adviser and its related parties engage in activities where the interests of the Adviser and its related parties or the interests of their clients conflict with the interests of the shareholders of the Fund.

Variation in Compensation. A conflict of interest arises where the financial or other benefits available to the Adviser differ among the accounts that it manages. The structure of the Adviser’s management fee differs among accounts (such as where certain accounts pay higher management fees or a performance or incentive fee), which means the Adviser might be motivated to help certain accounts over others. In addition, a Portfolio Manager or the Adviser might be motivated to favor accounts in which such Portfolio Manager has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the Adviser’s performance record or to derive other rewards, financial or otherwise, could influence the Adviser to lend preferential treatment to those accounts that could most significantly benefit the Adviser.

Investments in the Fund by the Adviser. The Adviser or its affiliates purchase shares from the Fund from time to time, and may hold a material position in the Fund. The Adviser or its affiliates face conflicting interests in determining whether, when and in what amount to tender shares for repurchase in connection with periodic repurchase offers by the Fund. If the Adviser or its

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affiliate tenders a signification amount of Fund shares in connection with a periodic repurchase offer, this could cause the repurchase offer to be oversubscribed and shareholders participating in the repurchase offer (including the Adviser or its affiliates) would only be able to have a portion of their shares repurchased. In such a case, the Adviser or its affiliates would be subject to the resulting proration of tendered amounts on a pari passu basis with all other tendering investors. Investments by Adviser or Related Entities. The Adviser or a related entity may invest in entities that may provide financial or other services for the Fund.

Certain Potential Conflicts Relating to Expenses. The appropriate allocation of fees and expenses among the Fund and other funds or accounts advised by the Adviser will require the exercise of discretion. The Adviser will be subject to conflicts of interest in making such determinations, and there can be no assurance that any allocations (i) will reflect an entity’s pro rata share of such expenses based on the amounts invested (or anticipated to be invested) and/or the market value of the investment held (or anticipated to be held) by each fund advised by the Adviser, or (ii) will be in proportion to the number of participating funds advised by the Adviser or the proportion of time spent on each such fund. Similarly, the determination of whether an expense (for instance, the fees and expenses of service providers who work on Fund-related matters) is appropriately borne by the Fund (or a specific class of shares) or the Adviser often cannot be resolved by reference to a pre-existing formula and will require the exercise of discretion, and the Adviser will be subject to conflicts of interest in making such determinations.

(a)(3)

As of July 31, 2023, Portfolio Managers receive a base salary and may also receive a bonus. Compensation of a Portfolio Manager is determined at the discretion of the Adviser and may be deferred. It may be based on a number of factors including the Portfolio Manager’s experience, responsibilities, the perception of the quality of his or her work efforts and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors, and clients. As a firm focused on beta, the compensation of Portfolio Managers is not based upon the performance of client accounts that the Portfolio Managers manage. The Adviser reviews the compensation of each Portfolio Manager at least annually.

(a)(4)

As of July 31, 2023, the Portfolio Managers beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Shares Beneficially Owned
Dan Fleder	$10,001-50,000
Paul Germain	None
Jeff Rabin	$51,000-100,000
Li Song	$1-10,000
Ross Stevens	over $1,000,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

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Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section   302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Filed herewith.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Stone Ridge Trust VIII
By (Signature and Title)	/s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and Principal Executive Officer
Date 10/6/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and Principal Executive Officer
Date 10/6/23
By (Signature and Title)	/s/ Anthony Zuco
Anthony Zuco, Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer
Date 10/6/23

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